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                                                                    EXHIBIT 23.4


                       CONSENT TO BE NAMED AS AN OFFICER
                                       OF
                        FANIA ENTERTAINMENT GROUP, LTD.


     The undersigned hereby consents to be named in the Registration Statement on Form SB-2 to be filed by Fania Entertainment Group, Ltd. (the "Company") with the Securities and Exchange Commission as Chief Financial Officer.




                                                  /s/ John Anthony Rubino
                                                  -----------------------------

                                                    John Anthony Rubino